MREIC

Supplemental Information | **A Public REIT Since 1968** | **June 30, 2018**

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income, EBITDAre and Adjusted EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 20 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

	As of	As of
ASSETS	June 30, 2018	September 30, 2017
	(unaudited)
Real Estate Investments:
Land	$203,651,326	$187,224,819
Buildings and Improvements	1,402,366,135	1,244,691,715
Total Real Estate Investments	1,606,017,461	1,431,916,534
Accumulated Depreciation	(197,433,826)	(171,060,478)
Real Estate Investments	1,408,583,635	1,260,856,056

Real Estate Held for Sale	-0-	14,606,028
Cash and Cash Equivalents	6,892,242	10,226,046
Securities Available for Sale at Fair Value	167,594,279	123,764,770
Tenant and Other Receivables	845,043	1,753,054
Deferred Rent Receivable	9,203,719	8,049,275
Prepaid Expenses	7,071,943	5,434,874
Intangible Assets, net of Accumulated Amortization of $13,244,102 and $13,404,318, respectively	13,364,966	10,010,165
Capitalized Lease Costs, net of Accumulated Amortization of $3,050,738 and $3,393,187, respectively	4,434,124	4,180,907
Financing Costs, net of Accumulated Amortization of $901,240 and $619,555, respectively	594,024	875,709
Other Assets	5,896,592	3,280,871
TOTAL ASSETS	$1,624,480,567	$1,443,037,755

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt
Issuance Costs	$657,083,249	$591,364,371
Loans Payable	157,792,824	120,091,417
Accounts Payable and Accrued Expenses	3,025,832	4,450,753
Other Liabilities	17,665,160	14,265,518
Total Liabilities	835,567,065	730,172,059

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 12,400,000 Shares Authorized as of June 30, 2018 and September 30, 2017; 11,099,461 and 9,839,445 Shares Issued and Outstanding as of June 30, 2018 and September 30, 2017, respectively	277,486,525	245,986,125
Common Stock, $0.01 Par Value Per Share: 192,039,750 Shares Authorized as of June 30, 2018 and September 30, 2017; 80,137,070 and 75,630,521 Shares Issued and Outstanding as of June 30, 2018 and September 30, 2017, respectively	801,371	756,305
Excess Stock, $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of June 30, 2018 and September 30, 2017; No Shares Issued or Outstanding as of June 30, 2018 and September 30, 2017	-0-	-0-
Additional Paid-In Capital	518,994,574	459,552,701
Accumulated Other Comprehensive Income (Loss)	(8,368,968)	6,570,565
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	788,913,502	712,865,696
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,624,480,567	$1,443,037,755

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 24

Consolidated Statements of Income

(unaudited)

	For The		For The
	Three Months Ended		Nine Months Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017
INCOME:
Rental Revenue	$29,256,147	$24,400,237	$85,558,614	$71,291,923
Reimbursement Revenue	6,941,678	4,208,859	17,002,541	11,806,975
Lease Termination Income	-0-	-0-	210,261	-0-
TOTAL INCOME	36,197,825	28,609,096	102,771,416	83,098,898

EXPENSES:
Real Estate Taxes	5,950,262	3,520,322	13,592,573	9,279,165
Operating Expenses	1,458,618	1,053,253	4,371,154	3,635,986
General & Administrative Expenses	1,887,722	1,786,852	6,052,791	5,307,853
Acquisition Costs	-0-	-0-	-0-	178,526
Depreciation	9,162,563	7,318,258	26,504,609	21,449,830
Amortization of Capitalized Lease Costs and Intangible Assets	613,927	451,823	1,740,620	1,327,376
TOTAL EXPENSES	19,073,092	14,130,508	52,261,747	41,178,736

OTHER INCOME (EXPENSE):
Dividend and Interest Income	3,627,984	1,899,320	9,380,411	4,630,653
Gain on Sale of Securities Transactions	-0-	1,487,836	111,387	2,293,944
Interest Expense, including Amortization of Financing Costs	(8,279,324)	(6,135,381)	(23,640,556)	(18,835,864)
TOTAL OTHER INCOME (EXPENSE)	(4,651,340)	(2,748,225)	(14,148,758)	(11,911,267)

INCOME FROM CONTINUING OPERATIONS	12,473,393	11,730,363	36,360,911	30,008,895

Gain on Sale of Real Estate Investments	2,097,380	-0-	7,485,266	-0-

NET INCOME	14,570,773	11,730,363	43,846,177	30,008,895

Less: Preferred Dividends	4,248,029	4,045,787	12,813,194	11,325,583
Less: Redemption of Preferred Stock	-0-	2,467,165	-0-	2,467,165
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$10,322,744	$5,217,411	$31,032,983	$16,216,147

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 24

Net Income, FFO, Core FFO, AFFO, EBITDAre, Adjusted EBITDA and NOI Reconciliations

(unaudited)

	For The		For The
	Three Months Ended		Nine Months Ended
FFO, Core FFO, AFFO	6/30/2018	6/30/2017	6/30/2018	6/30/2017
Net Income Attributable to Common Shareholders	$10,322,744	$5,217,411	$31,032,983	$16,216,147
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	9,123,069	7,278,976	26,386,150	21,332,662
Plus: Amortization of Intangible Assets	417,088	262,325	1,157,950	771,145
Plus: Amortization of Capitalized Lease Costs	222,516	214,990	659,701	632,707
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	(2,097,380)	-0-	(7,485,266)	95,336
FFO Attributable to Common Shareholders	17,988,037	12,973,702	51,751,518	39,047,997
Plus: Acquisition Costs	-0-	-0-	-0-	178,526
Plus: Redemption of Preferred Stock	-0-	2,467,165	-0-	2,467,165
Core FFO Attributable to Common Shareholders	17,988,037	15,440,867	51,751,518	41,693,688
Plus: Depreciation of Corporate Office Capitalized Costs	39,494	39,282	118,459	117,167
Plus: Stock Compensation Expense	96,970	174,709	339,139	441,054
Plus: Amortization of Financing Costs	314,527	283,573	910,977	949,470
Less: Gain on Sale of Securities Transactions	-0-	(1,487,836)	(111,387)	(2,293,944)
Less: Lease Termination Income	-0-	-0-	(210,261)	-0-
Less: Recurring Capital Expenditures	(490,371)	(195,186)	(774,091)	(571,988)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(600,659)	(294,936)	(1,357,145)	(924,792)
AFFO Attributable to Common Shareholders	$17,347,998	$13,960,473	$50,667,209	$39,410,655

	Three Months Ended		Nine Months Ended
EBITDAre, Adjusted EBITDA	6/30/2018	6/30/2017	6/30/2018	6/30/2017
Net Income Attributable to Common Shareholders	$10,322,744	$5,217,411	$31,032,983	$16,216,147
Plus: Preferred Dividends	4,248,029	4,045,787	12,813,194	11,325,583
Plus: Redemption of Preferred Stock	-0-	2,467,165	-0-	2,467,165
Plus: Interest Expense, including Amortization of Financing Costs	8,279,324	6,135,381	23,640,556	18,835,864
Plus: Depreciation and Amortization	9,776,490	7,770,081	28,245,229	22,777,206
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	(2,097,380)	-0-	(7,485,266)	95,336
EBITDAre	30,529,207	25,635,825	88,246,696	71,717,301
Plus: Acquisition Costs	-0-	-0-	-0-	178,526
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,677	25,492	77,031	76,476
Less: Gain on Sale of Securities Transactions	-0-	(1,487,836)	(111,387)	(2,293,944)
Adjusted EBITDA	$30,554,884	$24,173,481	$88,212,340	$69,678,359

	Three Months Ended		Nine Months Ended
Net Operating Income	6/30/2018	6/30/2017	6/30/2018	6/30/2017
Net Income Attributable to Common Shareholders	$10,322,744	$5,217,411	$31,032,983	$16,216,147
Plus: Redemption of Preferred Stock	-0-	2,467,165	-0-	2,467,165
Plus: Preferred Dividends	4,248,029	4,045,787	12,813,194	11,325,583
Plus: General & Administrative Expenses	1,887,722	1,786,852	6,052,791	5,307,853
Plus: Acquisition Costs	-0-	-0-	-0-	178,526
Plus: Depreciation	9,162,563	7,318,258	26,504,609	21,449,830
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	613,927	451,823	1,740,620	1,327,376
Plus: Interest Expense, including Amortization of Financing Costs	8,279,324	6,135,381	23,640,556	18,835,864
Less: Dividend and Interest Income	(3,627,984)	(1,899,320)	(9,380,411)	(4,630,653)
Less: Gain on Sale of Securities Transactions	-0-	(1,487,836)	(111,387)	(2,293,944)
Less: Gain on Sale of Real Estate Investments	(2,097,380)	-0-	(7,485,266)	-0-
Less: Lease Termination Income	-0-	-0-	(210,261)	-0-
Net Operating Income – NOI	$28,788,945	$24,035,521	$84,597,428	$70,183,747

	Three Months Ended		Nine Months Ended
Components of Net Operating Income Consists of:	6/30/2018	6/30/2017	6/30/2018	6/30/2017
Revenues:
Rental Revenue	$29,256,147	$24,400,237	$85,558,614	$71,291,923
Reimbursement Revenue	6,941,678	4,208,859	17,002,541	11,806,975
Total Rental and Reimbursement Revenue	36,197,825	28,609,096	102,561,155	83,098,898

Expenses:
Real Estate Taxes	5,950,262	3,520,322	13,592,573	9,279,165
Operating Expenses	1,458,618	1,053,253	4,371,154	3,635,986
Total Real Estate Taxes and Operating Expenses	7,408,880	4,573,575	17,963,727	12,915,151
Net Operating Income – NOI	$28,788,945	$24,035,521	$84,597,428	$70,183,747

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 24

Financial Highlights

(unaudited)

	For The		For The
	Three Months Ended		Nine Months Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017

Weighted Average Common Shares Outstanding
Basic	79,413,556	72,881,974	77,921,066	71,264,806
Diluted	79,571,767	73,053,693	78,098,849	71,422,664

Net Income Attributable to Common Shareholders	$10,322,744	$5,217,411	$31,032,983	$16,216,147

Basic	$0.13	$0.07	$0.40	$0.23
Diluted	0.13	0.07	0.40	0.23

Net Operating Income – NOI	$28,788,945	$24,035,521	$84,597,428	$70,183,747

Basic	$0.36	$0.33	$1.09	$0.98
Diluted	0.36	0.33	1.08	0.98

Funds From Operations – FFO	$17,988,037	$12,973,702	$51,751,518	$39,047,997

Basic	$0.23	$0.18	$0.66	$0.55
Diluted	0.23	0.18	0.66	0.55

Core Funds From Operations - Core FFO	$17,988,037	$15,440,867	$51,751,518	$41,693,688

Basic	$0.23	$0.21	$0.66	$0.59
Diluted	0.23	0.21	0.66	0.58

Core FFO Excluding Gain on Sale of Securities Transactions and Excluding Lease Termination Income	$17,988,037	$13,953,031	$51,429,870	$39,399,744

Basic	$0.23	$0.19	$0.66	$0.55
Diluted	0.23	0.19	0.66	$0.55

Adjusted Funds From Operations – AFFO	$17,347,998	$13,960,473	$50,667,209	$39,410,655

Basic	$0.22	$0.19	$0.65	$0.55
Diluted	0.22	0.19	0.65	$0.55

Dividends Declared per Common Share	$0.17	$0.16	$0.51	$0.48

Dividend/AFFO Payout Ratio	77.3%

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 24

Same Property Statistics

(unaudited)

	For The Three Months Ended
	6/30/2018		6/30/2017	Change	Change %
Total Square Feet / Total Properties	20,534,513 / 109		17,917,302 / 105	2,617,211	14.6%

Occupancy Percentage at End of Period	99.6%		99.8%	(20) bps	(0.2)%

Same Property Square Feet / Number of Same Properties		15,745,437 / 94

Same Property Occupancy Percentage at End of Period	99.5%		99.8%	(30) bps	(0.3)%

Same Property Net Operating Income (NOI) (GAAP)	$21,923,776		$22,120,270	$(196,494)	(0.9)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(273,227)		(291,416)	18,189
Same Property Cash NOI	$21,650,549		$21,828,854	$(178,305)	(0.8)%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

The 0.9% decrease, amounting to $196,494 in Same Property NOI, consists of $143,366 attributable to decreased Same Property NOI from occupied properties and by a decrease in Same Property NOI from vacant properties of $53,128 attributable to a 30 bps decline in Same Property Occupancy Percentage.

The 0.8% decrease, amounting to $178,305 in Same Property Cash NOI, consists of $122,105 attributable to decreased Same Property Cash NOI from occupied properties and by a decrease in Same Property Cash NOI from vacant properties of $56,200 attributable to a 30 bps decline in Same Property Occupancy Percentage.

Reconciliation of Same Property NOI to Total NOI

	For The
	Three Months Ended
	6/30/2018	6/30/2017	Change	Change %

Same Property NOI (GAAP)	$21,923,776	$22,120,270	$(196,494)	(0.9)%

NOI of properties purchased subsequent to March 31, 2017 (five properties for fiscal 2018 and eight properties for fiscal 2017)	6,052,542	779,073

NOI of properties expanded subsequent to March 31, 2017 (two properties for fiscal 2018 and 2017)	751,365	714,174

NOI of property sold subsequent to March 31, 2017 (four properties for fiscal 2018)	61,262	422,004
Total NOI	$28,788,945	$24,035,521	$4,753,424	19.8%

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 24

Same Property Statistics

(unaudited)

		For The
		Nine Months Ended
	6/30/2018	6/30/2017	Change	Change %

Total Square Feet / Total Properties	20,534,513 / 109	17,917,302 / 105	2,617,211	14.6%

Occupancy Percentage at End of Period	99.6%	99.8%	(20) bps	(0.2)%

Same Property Square Feet / Number of Same Properties		15,406,853 / 93

Same Property Occupancy Percentage at End of Period	99.5%	99.8%	(30) bps	(0.3)%

Same Property Net Operating Income (NOI) (GAAP)	$64,430,143	$64,683,081	$(252,938)	(0.4)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(748,741)	(852,401)	103,660
Same Property Cash NOI	$63,681,402	$63,830,680	$(149,278)	(0.2)%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

The 0.4% decrease, amounting to $252,938 in Same Property NOI, consists of $115,936 attributable to decreased Same Property NOI from occupied properties and by a decrease in Same Property NOI from vacant properties of $137,002 attributable to a 30 bps decline in Same Property Occupancy Percentage.

The 0.2% decrease, amounting to $149,278 in Same Property Cash NOI, consists of $28,411 attributable to increased Same Property Cash NOI from occupied properties offset by a decrease in Same Property Cash NOI from vacant properties of $177,689 attributable to a 30 bps decline in Same Property Occupancy Percentage.

Reconciliation of Same Property NOI to Total NOI

	For The
	Nine Months Ended
	6/30/2018	6/30/2017	Change	Change %

Same Property NOI (GAAP)	$64,430,143	$64,683,081	$(252,938)	(0.4)%

NOI of properties purchased subsequent to September 30, 2016 (five properties for fiscal 2018 and ten properties for fiscal 2017)	18,294,191	3,212,077

NOI of properties expanded subsequent to September 30, 2016 (one property for fiscal 2018 and 2017)	1,266,776	1,138,270

NOI of property sold subsequent to September 30, 2016 (four properties for fiscal 2018 and one property for fiscal 2017)	606,318	1,150,319
Total NOI	$84,597,428	$70,183,747	$14,413,681	20.5%

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 24

Consolidated Statements of Cash Flows

(unaudited)

	For The
	Nine Months Ended
	6/30/2018	6/30/2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$43,846,177	$30,008,895
Noncash Items Included in Net Income:
Depreciation & Amortization	29,156,206	23,726,676
Deferred Straight Line Rent	(1,357,145)	(924,792)
Stock Compensation Expense	339,139	441,054
Gain on Sale of Securities Transactions	(111,387)	(2,293,944)
(Gain) / Loss on Sale of Real Estate Investments	(7,485,266)	95,336
Changes in:
Tenant & Other Receivables	1,775,444	937,271
Prepaid Expenses	(1,637,069)	(2,527,747)
Other Assets & Capitalized Lease Costs	(2,173,910)	71,446
Accounts Payable, Accrued Expenses & Other Liabilities	741,801	656,824
NET CASH PROVIDED BY OPERATING ACTIVITIES	63,093,990	50,191,019

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(174,919,132)	(208,390,539)
Capital Improvements	(4,541,705)	(1,208,390)
Proceeds from Sale of Real Estate Investments	22,083,340	4,125,819
Return of Deposits on Real Estate	450,000	2,700,000
Deposits Paid on Acquisitions of Real Estate	(700,000)	(1,280,000)
Proceeds from Sale of Securities Available for Sale	2,619,949	10,693,212
Purchase of Securities Available for Sale	(61,277,604)	(39,467,317)
NET CASH USED IN INVESTING ACTIVITIES	(216,285,152)	(232,827,215)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Draws on Loans Payable	37,701,407	41,304,256
Proceeds from Fixed Rate Mortgage Notes Payable	105,600,000	137,925,000
Principal Payments on Fixed Rate Mortgage Notes Payable	(39,444,104)	(59,936,689)
Financing Costs Paid on Debt	(1,066,310)	(1,650,516)
Proceeds from the Exercise of Stock Options	569,600	-0-
Redemption of 7.625% Series A Preferred Stock	-0-	(53,493,750)
Redemption of 7.875% Series B Preferred Stock	-0-	(57,500,000)
Proceeds from Underwritten Public Offering of Preferred Stock, net of offering costs	-0-	71,003,093
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	30,991,952	-0-
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	58,428,746	59,111,167
Preferred Dividends Paid	(12,548,850)	(11,044,489)
Common Dividends Paid, net of Reinvestments	(30,375,083)	(27,081,387)
NET CASH PROVIDED BY FINANCING ACTIVITIES	149,857,358	98,636,685

NET DECREASE IN CASH AND CASH EQUIVALENTS	(3,333,804)	(83,999,511)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	10,226,046	95,749,508
CASH AND CASH EQUIVALENTS - END OF PERIOD	$6,892,242	$11,749,997

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 24

Capital Structure and Leverage Ratios

(unaudited)

	As of	As of	As of
	6/30/2018	6/30/2017	9/30/2017

Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$657,083,249	$554,486,956	$591,364,371
Loans Payable	157,792,824	122,094,940	120,091,417
Total Debt	814,876,073	676,581,896	711,455,788

6.125% Series C Cumulative Redeemable Preferred Stock	277,486,525	210,000,000	245,986,125
Common Stock, Paid-In-Capital & Other	511,426,977	448,246,175	466,879,571
Total Shareholders’ Equity	788,913,502	658,246,175	712,865,696

Total Book Capitalization	1,603,789,575	1,334,828,071	1,424,321,484

Accumulated Depreciation	197,433,826	169,226,861	177,372,518
Total Undepreciated Book Capitalization	$1,801,223,401	$1,504,054,932	$1,601,694,002

Shares Outstanding	80,137,070	73,824,161	75,630,521
Market Price Per Share	$16.53	$15.05	$16.19

Equity Market Capitalization	$1,324,665,767	$1,111,053,623	$1,224,458,135
Total Debt	814,876,073	676,581,896	711,455,788
Total Preferred Stock	277,486,525	210,000,000	245,986,125
Total Market Capitalization	$2,417,028,365	$1,997,635,519	$2,181,900,048

Total Debt	$814,876,073	$676,581,896	$711,455,788
less: Cash and Cash Equivalents	6,892,242	11,749,997	10,226,046
Net Debt	$807,983,831	$664,831,899	$701,229,742
less: Securities Available for Sale at Fair Value (Securities)	167,594,279	100,495,810	123,764,770
Net Debt Less Securities	$640,389,552	$564,336,089	$577,464,972

Net Debt / Total Undepreciated Book Capitalization	44.9%	44.2%	43.8%
Net Debt / Total Market Capitalization	33.4%	33.3%	32.1%
Net Debt Plus Preferred Stock / Total Market Capitalization	44.9%	43.8%	43.4%
Net Debt Less Securities / Total Undepreciated Book Capitalization	35.6%	37.5%	36.1%
Net Debt Less Securities / Total Market Capitalization	26.5%	28.3%	26.5%
Net Debt Less Securities Plus Preferred Stock / Total Market Capitalization	38.0%	38.8%	37.7%

Weighted Average Interest Rate on Fixed Rate Debt	4.11%	4.21%	4.18%
Weighted Average Term on Fixed Rate Debt	11.5 yrs.	11.5 yrs.	11.6 yrs.
Weighted Average Lease Term	7.8 yrs.	7.8 yrs.	7.9 yrs.

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 24

Capital Structure and Leverage Ratios continued

(unaudited)

					Fiscal Year
	Three Months Ended		Nine Months Ended		Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	9/30/2017
Net Income	$14,570,773	$11,730,363	$43,846,177	$30,008,895	$40,271,085
Plus: Interest Expense, including Amortization of Financing Costs	8,279,324	6,135,381	23,640,556	18,835,864	25,754,121
Plus: Depreciation and Amortization	9,776,490	7,770,081	28,245,229	22,777,206	31,459,749
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	(2,097,380)	-0-	(7,485,266)	95,336	95,336
EBITDAre	30,529,207	25,635,825	88,246,696	71,717,301	97,580,291
Plus: Acquisition Costs	-0-	-0-	-0-	178,526	178,526
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,677	25,492	77,031	76,476	101,968
Less: Gain on Sale of Securities Transactions	-0-	(1,487,836)	(111,387)	(2,293,944)	(2,311,714)
Adjusted EBITDA	$30,554,884	$24,173,481	$88,212,340	$69,678,359	$95,549,071

Interest Expense, including Amortization of Financing Costs	$8,279,324	$6,135,381	$23,640,556	$18,835,864	$25,754,121
Preferred Dividends	4,248,029	4,045,787	12,813,194	11,325,583	14,861,686
Total Fixed Charges	$12,527,353	$10,181,168	$36,453,750	$30,161,447	$40,615,807

Interest Coverage	3.7 x	3.9 x	3.7 x	3.7 x	3.7 x
Fixed Charge Coverage	2.4 x	2.4 x	2.4 x	2.3 x	2.4 x

Net Debt	$807,983,831	$664,831,899	$807,983,831	$664,831,899	$701,229,742
Net Debt Less Securities	640,389,552	564,336,089	640,389,552	564,336,089	577,464,972
Total Preferred Stock	277,486,525	210,000,000	277,486,525	210,000,000	245,986,125
Annualized Adjusted EBITDA	122,219,536	96,693,924	117,616,453	92,904,479	95,549,071

Net Debt / Adjusted EBITDA	6.6 x	6.9 x	6.9 x	7.2 x	7.3 x
Net Debt Less Securities / Adjusted EBITDA	5.2 x	5.8 x	5.4 x	6.1 x	6.0 x
Net Debt + Preferred Stock / Adjusted EBITDA	8.9 x	9.0 x	9.2 x	9.4 x	9.9 x
Net Debt Less Securities + Preferred Stock / Adjusted EBITDA	7.5 x	8.0 x	7.8 x	8.3 x	8.6 x

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 24

Debt Maturity

(unaudited)

Total Debt ($000)

			Loans			% of
Fiscal Year Ended		Mortgages	Payable		Total	Total

2018		$11,078,170	$47,792,824	(B)	$58,870,994	7.2%
2019		60,710,638	-0-		60,710,638	7.4%
2020		45,027,671	110,000,000	(C)	155,027,671	18.8%
2021		46,376,527	-0-		46,376,527	5.6%
2022		68,045,369	-0-		68,045,369	8.3%
Thereafter		433,880,088	-0-		433,880,088	52.7%

Total as of 6/30/2018	(A)	$665,118,463	$157,792,824		$822,911,287	100.0%

Weighted Average Interest Rate		4.11%	3.25%		3.94%
Weighted Average Term		11.5 yrs.	1.6 yrs.		9.6 yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $8,035,214.
(B)	Represents margin debt which is due upon demand and bears and interest rate of 2.00%.
(C)	Represents the amount drawn down on a line of credit that has a one year extension option, which is not reflected above.

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 24

Securities Portfolio Performance

(unaudited)

All periods represent the full fiscal year with the exception of the current fiscal year which represents fiscal year to date.

Fiscal Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain on Sale of Securities	Net Realized Gain on Sale of Securities & Dividend Income

2010	$42,517,725	$2,387,757	$2,609,149	$4,996,906
2011	44,265,059	2,981,534	5,238,203	8,219,737
2012	61,685,173	3,144,837	6,044,065	9,188,902
2013	45,451,740	3,861,374	7,133,252	10,994,626
2014	59,311,403	3,863,136	2,166,766	6,029,902
2015	54,541,237	3,707,498	805,513	4,513,011
2016	73,604,894	5,607,403	4,398,599	10,006,002
2017	123,764,770	6,919,973	2,311,714	9,231,687
As of 6/30/2018	167,594,279	9,373,467	111,387	9,484,854

Total		$41,846,979	$30,818,648	$72,665,627

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 24

Property Table by Tenant

(unaudited)

		Property	Square	Occupied Square	% of Occupied	Annual	% of Total	Rent Per	Undepreciated		Mortgage
Tenant		Count	Footage	Footage	sf	Rent	Ann. Rent	sf Occup.	Cost		Balance

FedEx Ground Package System, Inc.		42	7,899,336	7,899,336	38.5%	$58,819,000	48.8%	$7.45	$805,798,445		$349,664,510
FedEx Corporation		16	1,544,996	1,544,996	7.5%	8,015,000	6.7%	5.19	108,891,040		23,032,703
Total FedEx		58	9,444,332	9,444,332	46.0%	66,834,000	55.5%	7.08	914,689,485		372,697,213

Milwaukee Electric Tool Corporation		1	861,889	861,889	4.2%	3,032,000	2.5%	3.52	36,914,917		22,163,550
Shaw Industries, Inc.		1	831,764	831,764	4.1%	3,551,000	3.0%	4.27	56,025,945		32,683,129
ULTA, Inc.		1	671,354	671,354	3.3%	2,702,000	2.2%	4.02	37,512,071		20,495,423
Amazon.com Services, Inc. (Amazon.com, Inc.)		2	662,942	662,942	3.2%	3,904,000	3.2%	5.89	62,931,258		38,210,841
Jim Beam Brands Company (Beam Suntory)		1	599,840	599,840	2.9%	2,051,000	1.7%	3.42	28,000,000		16,873,754
International Paper Company		2	578,472	578,472	2.8%	2,592,000	2.2%	4.48	36,175,718		20,996,375
TreeHouse Private Brands, Inc.		1	558,600	558,600	2.7%	2,206,000	1.8%	3.95	26,807,852		15,485,705
B. Braun Medical Inc.		1	399,440	399,440	1.9%	2,130,000	1.8%	5.33	29,973,199		19,422,368
CBOCS Distribution, Inc. (Cracker Barrel)		1	381,240	381,240	1.9%	1,447,000	1.2%	3.80	14,215,126		7,276,403
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	1.8%	1,676,000	1.4%	4.55	19,600,000		9,450,350
Coca-Cola		2	323,358	323,358	1.6%	1,693,000	1.4%	5.24	20,504,069		4,850,865
Autoneum North America, Inc.		1	315,560	315,560	1.5%	1,703,000	1.4%	5.40	21,040,395		14,663,085
Science Applications International Corporation		1	302,400	302,400	1.5%	1,491,000	1.2%	4.93	13,390,441		-0-
United Technologies Corporation		3	283,150	283,150	1.4%	2,264,000	1.9%	8.00	27,687,512		6,654,972
Bunzl USA Holdings, Inc.		2	268,778	268,778	1.3%	1,474,000	1.2%	5.48	18,696,890		12,313,656
Woodstream Corporation	(A)	1	256,000	256,000	1.2%	914,000	0.8%	3.57	8,935,160		-0-
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.1%	1,205,000	1.0%	5.14	14,550,000		7,718,748
UGN, Inc.		1	232,200	232,200	1.1%	1,070,000	0.9%	4.61	13,424,564		7,248,514
Mickey Thompson Performance Tires and Wheels (Cooper Tire)		1	219,765	219,765	1.1%	1,501,000	1.2%	6.83	18,934,065		12,287,866
Rinnai America Corporation		1	218,120	218,120	1.1%	831,000	0.7%	3.81	14,933,683		-0-
Anheuser-Busch, Inc.		1	184,800	184,800	0.9%	821,000	0.7%	4.44	12,697,848		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	0.9%	739,000	0.6%	4.12	7,232,986		-0-
NF&M International, Inc.	(B)	1	174,802	174,802	0.9%	835,000	0.7%	4.78	5,408,790		-0-
Home Depot USA, Inc.		1	171,200	171,200	0.8%	997,000	0.8%	5.82	11,298,367		-0-
Victory Packaging, L.P.		1	148,000	148,000	0.7%	502,000	0.4%	3.39	5,451,629		-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.7%	838,000	0.7%	6.09	11,304,000		6,623,753
Altec Industries, Inc.	(A)	1	126,880	126,880	0.6%	371,000	0.3%	2.92	4,428,488		-0-
General Electric Company		1	125,860	125,860	0.6%	1,321,000	1.1%	10.50	19,950,000		11,393,300
The American Bottling Company (Dr Pepper Snapple)		2	110,080	110,080	0.5%	743,000	0.6%	6.75	10,498,031		1,717,657
Style Crest, Inc.		1	106,507	106,507	0.5%	387,000	0.3%	3.63	7,238,613		-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.5%	442,000	0.4%	4.33	4,245,913		-0-
Holland 1916 Inc.		1	95,898	95,898	0.5%	349,000	0.3%	3.64	7,397,881		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.4%	754,000	0.6%	8.26	8,163,278		2,269,158
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.4%	506,000	0.4%	5.68	6,977,442		-0-
CHEP USA, Inc.		1	83,000	83,000	0.4%	500,000	0.4%	6.02	7,463,672		-0-
Sherwin-Williams Company		2	78,887	78,887	0.4%	643,000	0.5%	8.15	7,244,128		-0-
RGH Enterprises, Inc. (Cardinal Health)		1	75,000	75,000	0.4%	607,000	0.5%	8.09	5,525,600		-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.3%	297,000	0.2%	4.34	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,220	64,220	0.3%	807,000	0.7%	12.57	3,072,882		-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	558,000	0.5%	9.24	4,929,208		1,621,778
Kellogg Sales Company		1	54,812	54,812	0.3%	329,000	0.3%	6.00	3,494,108		-0-
Siemens Real Estate		1	51,130	51,130	0.2%	485,000	0.4%	9.49	4,452,425		-0-
Foundation Building Materials, LLC		1	36,270	36,270	0.2%	172,000	0.2%	4.74	2,523,644		-0-
Graybar Electric Company		1	26,340	26,340	0.2%	109,000	0.2%	4.14	1,885,254		-0-
Tenant Total as of 6/30/18		109	20,453,657	20,453,657	99.6%	$120,383,000	100.0%	$5.89	$1,603,504,519	(C)	$665,118,463

Vacant	(B)	1	80,856	-0-	0.0%	-0-	0.0%	-0-	2,501,877		-0-
Total as of 6/30/18		109	20,534,513	20,453,657	99.6%	$120,383,000	100.0%	$5.89	$1,606,006,396		$665,118,463

(A)	Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.

(B)	NF&M International is located in a 255,658 square foot Industrial Park in Monaca (Pittsburgh), PA, of which 80,856 square feet is vacant. This Industrial Park is counted as one property in the Property Count Total. Other than the two properties indicated in footnotes (A) and (B) and the one retail property, all other properties are single-tenant.

(C)	Does not include unamortized debt issuance costs of $8,035,214.

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 24

Property Table by State

(unaudited)

	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated		Mortgage
State	Count	Footage	Footage	sf	Rent	Ann. Rent	sf Occup.	Cost		Balance
Florida	13	2,211,583	2,211,583	10.8%	$15,711,000	13.1%	$7.10	$226,437,810		$106,355,377
Texas	10	1,781,967	1,781,967	8.7%	14,160,000	11.8%	7.95	182,253,655		79,504,203
Ohio	9	1,550,706	1,550,706	7.6%	8,901,000	7.4%	5.74	110,131,661		40,605,871
Kentucky	3	1,295,940	1,295,940	6.3%	5,095,000	4.2%	3.93	66,111,852		38,983,212
Mississippi	4	1,158,889	1,158,889	5.6%	4,466,000	3.7%	3.85	55,250,862		29,882,298
Georgia	4	1,139,426	1,139,426	5.5%	5,004,000	4.2%	4.39	78,300,712		33,078,998
South Carolina	5	1,008,358	1,008,358	4.9%	6,599,000	5.5%	6.54	79,435,118		29,948,928
Indiana	2	999,176	999,176	4.9%	4,417,000	3.7%	4.42	63,016,153		31,172,312
Illinois	9	958,045	958,045	4.7%	6,117,000	5.1%	6.38	82,238,327		8,711,524
North Carolina	4	939,706	939,706	4.6%	5,663,000	4.7%	6.03	85,778,185		43,294,579
Tennessee	3	891,777	891,777	4.3%	3,093,000	2.6%	3.47	33,846,631		12,546,573
Michigan	4	833,054	833,054	4.1%	5,574,000	4.6%	6.69	72,976,507		26,189,350
Kansas	4	813,043	813,043	4.0%	4,619,000	3.8%	5.68	60,943,937		30,553,044
Missouri	4	739,330	739,330	3.6%	2,828,000	2.3%	3.83	34,975,893		6,674,809
Oklahoma	4	614,941	614,941	3.0%	3,916,000	3.3%	6.37	54,939,875		30,111,391
New York	3	518,565	518,565	2.5%	3,886,000	3.2%	7.49	51,336,422		21,634,312
Pennsylvania	3	504,040	423,184	2.5%	2,807,000	2.3%	6.63	36,869,316		14,745,434
Alabama	2	451,595	451,595	2.2%	2,625,000	2.2%	5.81	39,714,135		19,426,573
Virginia	5	407,265	407,265	2.0%	2,449,000	2.0%	6.01	34,663,204		4,514,935
Colorado	2	295,227	295,227	1.4%	2,437,000	2.0%	8.25	35,674,117		17,399,645
Arizona	1	283,358	283,358	1.4%	1,361,000	1.1%	4.80	16,824,226		3,924,048
Wisconsin	2	238,666	238,666	1.2%	1,295,000	1.1%	5.43	15,952,361		2,720,662
Washington	1	210,445	210,445	1.0%	1,962,000	1.6%	9.32	30,228,547		18,031,513
Louisiana	1	175,315	175,315	0.9%	1,262,000	1.0%	7.20	18,410,000		11,306,837
Maryland	1	148,881	148,881	0.7%	1,452,000	1.2%	9.75	14,512,355		-0-
New Jersey	2	124,620	124,620	0.6%	1,365,000	1.1%	10.95	8,002,092		1,621,778
Nebraska	1	89,115	89,115	0.4%	446,000	0.4%	5.00	5,944,691		-0-
Minnesota	1	60,398	60,398	0.3%	372,000	0.3%	6.16	5,220,000		2,180,257
Connecticut	1	54,812	54,812	0.2%	329,000	0.3%	6.00	3,494,108		-0-
Iowa	1	36,270	36,270	0.1%	172,000	0.1%	4.74	2,523,644		-0-
Total as of 6/30/18	109	20,534,513	20,453,657	100.0%	$120,383,000	100.0%	$5.89	$1,606,006,396	(A)	$665,118,463

(A)	Does not include unamortized debt issuance costs of $8,035,214.

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 24

Lease Expirations

(unaudited)

		Property	Square	% of Total	Annual	% of Total	Rent Per sf	Lease Exp.	Undepreciated		Mortgage
Fiscal Year		Count	Footage	sf	Rent	Ann. Rent	Occup.	Term in Years	Cost		Balance

2018		1	82,269	0.4%	$408,000	0.3%	$4.96	0.2	$6,919,836		$-0-
2019		9	1,366,742	6.7%	7,302,000	6.1%	5.34	0.8	82,903,975		12,469,363
2020		4	383,449	1.9%	2,129,000	1.8%	5.55	1.9	27,447,899		-0-
2021	(A)	10	1,206,723	5.9%	5,467,000	4.5%	4.53	2.9	69,298,783		7,997,496
2022		7	1,138,320	5.5%	6,419,000	5.3%	5.64	3.7	75,991,657		25,889,809
2023	(A)	13	1,668,804	8.1%	9,481,000	7.9%	5.68	5.0	116,791,437		22,145,221
2024		11	1,526,126	7.4%	9,804,000	8.1%	6.42	5.9	115,781,294		29,332,221
2025	(A)	9	2,404,478	11.7%	12,271,000	10.2%	5.10	6.9	159,904,370		76,246,573
2026		7	982,226	4.8%	7,922,000	6.6%	8.07	7.9	105,325,177		41,183,573
2027		11	2,304,616	11.2%	12,629,000	10.5%	5.48	9.1	178,099,769		73,983,041
2028		9	2,312,707	11.3%	11,809,000	9.8%	5.11	9.8	157,704,409		75,378,937
2029		4	721,438	3.5%	4,070,000	3.4%	5.64	10.7	61,390,594		27,711,524
2030		4	1,044,832	5.1%	7,403,000	6.2%	7.09	11.8	109,686,033		62,908,543
2031		3	963,269	4.7%	7,122,000	5.9%	7.39	12.8	104,367,000		65,934,926
2032		6	1,724,838	8.4%	13,134,000	10.9%	7.61	13.8	202,011,552		128,451,531
2034		1	558,600	2.7%	2,206,000	1.8%	3.95	15.3	26,807,852		15,485,705
Various tenants at retail shopping center		1	64,220	0.3%	807,000	0.7%	12.57	-0-	3,072,882		-0-
Vacant	(A)	1	80,856	0.4%	-0-	-0-	-0-	-0-	2,501,877		-0-
Total as of 6/30/18		109	20,534,513	100.0%	$120,383,000	100.0%	$5.89	7.8	$1,606,006,396	(B)	$665,118,463

(A)	Included in 2021 is Woodstream Corporation and included in 2023 is Altec Industries which both occupy one property. Included in 2025 is NF&M International, which occupies 174,802 square feet of a 255,658 square foot Industrial Park. The remaining 80,856 square feet is included in Vacant. Each of these properties are counted as one property in the Property Count Total. Other than these properties and the one retail property, all other properties are single-tenant.

(B)	Does not include unamortized debt issuance costs of $8,035,214.

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 24

Recent Acquisitions During Fiscal 2018

(unaudited)

				Date of	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	sf Occup.	Expiration	Price	Balance
1	FedEx Corporation	Charleston	SC	11/2/2017	121,683	$1,315,000	10.81	8/31/2032	$21,872,170	$14,200,000
2	Amazon.com Services, Inc. (Amazon.com, Inc.)	Oklahoma City	OK	11/30/2017	300,000	1,884,000	6.28	10/31/2027	30,250,000	19,600,000
3	Shaw Industries, Inc.	Savannah	GA	1/22/2018	831,764	3,551,000	4.27	9/30/2027	57,483,636	33,300,000
4	B. Braun Medical Inc.	Daytona Beach	FL	4/6/2018	399,440	2,130,000	5.33	4/1/2028	30,750,540	19,500,000
5	Amazon.com Services, Inc. (Amazon.com, Inc.)	Mobile	AL	6/28/2018	362,942	2,020,000	5.57	11/30/2028	33,688,276	19,000,000
	Total as of 6/30/18				2,015,829	$10,900,000	$5.41		$174,044,622	$105,600,000

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 24

Property Table

(unaudited)

								Rent	Lease Exp.
				Fiscal Year		Square	Annual	Per sf	Term in	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	Milwaukee Electric Tool Corporation	Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,032,000	$3.52	10.1	$36,914,917	$22,163,550
2	Shaw Industries, Inc.	Savannah	GA	2018	100.0%	831,764	3,551,000	4.27	9.3	56,025,945	32,683,129
3	ULTA, Inc.	Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,702,000	4.02	7.1	37,512,071	20,495,423
4	Jim Beam Brands Company (Beam Suntory)	Frankfort (Lexington)	KY	2015	100.0%	599,840	2,051,000	3.42	6.6	28,000,000	16,873,754
5	TreeHouse Private Brands, Inc.	Buckner (Louisville)	KY	2014	100.0%	558,600	2,206,000	3.95	15.3	26,807,852	15,485,705
6	FedEx Corporation	Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	0.9	14,614,986	5,270,170
7	B. Braun Medical Inc.	Daytona Beach	FL	2018	100.0%	399,440	2,130,000	5.33	9.8	29,973,199	19,422,368
8	Woodstream Corporation	St. Joseph	MO	2001	100.0%	256,000	914,000	3.57	3.3	8,935,160	-0-
	Altec Industries, Inc.	St. Joseph	MO	2001	100.0%	126,880	371,000	2.92	4.7	4,428,488	-0-
9	CBOCS Distribution, Inc. (Cracker Barrel)	Lebanon (Nashville)	TN	2011	100.0%	381,240	1,447,000	3.80	6.0	14,215,126	7,276,403
10	Best Buy Warehousing Logistics, Inc.	Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,676,000	4.55	3.6	19,600,000	9,450,350
11	Amazon.com Services, Inc. (Amazon.com, Inc.)	Mobile	AL	2018	100.0%	362,942	2,020,000	5.57	10.4	33,052,316	19,000,000
12	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2017	100.0%	354,482	2,537,000	7.16	13.9	40,043,145	25,198,229
13	FedEx Ground Package System, Inc.	Mesquite (Dallas)	TX	2017	100.0%	351,874	3,195,000	9.08	13.8	49,880,493	31,357,736
14	FedEx Ground Package System, Inc.	Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,102,000	6.12	13.6	31,654,987	19,737,797
15	FedEx Ground Package System, Inc.	Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,313,000	6.83	12.8	34,850,000	21,634,312
16	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2016	100.0%	330,717	2,237,000	6.76	7.1	33,044,797	18,096,350
17	FedEx Ground Package System, Inc.	Indianapolis	IN	2014	100.0%	327,822	1,715,000	5.23	9.3	25,504,083	10,676,889
18	Autoneum North America, Inc.	Aiken (Augusta, GA)	SC	2017	100.0%	315,560	1,703,000	5.40	13.8	21,040,395	14,663,085
19	FedEx Ground Package System, Inc.	Olathe (Kansas City)	KS	2016	100.0%	313,763	2,200,000	7.01	12.9	31,737,000	20,248,994
20	FedEx Ground Package System, Inc.	Davenport (Orlando)	FL	2016	100.0%	310,922	2,609,000	8.39	12.8	37,780,000	24,051,619
21	FedEx Ground Package System, Inc.	Ft. Worth (Dallas)	TX	2015	100.0%	304,608	2,373,000	7.79	11.8	35,300,832	21,099,018
22	Science Applications International Corporation	Hanahan (Charleston)	SC	2005	100.0%	302,400	1,491,000	4.93	0.8	13,390,441	-0-
23	Amazon.com Services, Inc. (Amazon.com, Inc.)	Oklahoma City	OK	2018	100.0%	300,000	1,884,000	6.28	9.3	29,878,942	19,210,841
24	International Paper Company	Kenton	OH	2017	100.0%	298,472	1,244,000	4.17	9.2	17,881,607	11,619,141
25	FedEx Ground Package System, Inc.	Jacksonville	FL	2015	100.0%	297,579	1,998,000	6.71	11.5	30,732,090	16,529,498
26	Western Container Corp. (Coca-Cola)	Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,361,000	4.80	8.8	16,824,226	3,924,048
27	International Paper Company	Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,348,000	4.81	5.2	18,294,108	9,377,234
28	NF&M International, Inc.	Monaca (Pittsburgh)	PA	1988	68.4%	255,658	835,000	4.78	6.5	7,910,666	-0-
29	FedEx Ground Package System, Inc.	Orion	MI	2007	100.0%	245,633	1,908,000	7.77	5.0	22,885,635	-0-
30	FedEx Ground Package System, Inc.	Homestead (Miami)	FL	2017	100.0%	237,756	2,282,000	9.60	13.8	37,873,120	23,637,442
31	Anda Pharmaceuticals, Inc.	Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,205,000	5.14	4.1	14,550,000	7,718,748
32	UGN, Inc.	Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,070,000	4.61	11.7	13,424,564	7,248,514
33	FedEx Ground Package System, Inc.	Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	7.6	29,320,066	16,900,557
34	Mickey Thompson Performance Tires and Wheels (Cooper Tire)	Stow	OH	2017	100.0%	219,765	1,501,000	6.83	9.2	18,934,065	12,287,866
35	Rinnai America Corporation	Griffin (Atlanta)	GA	2006	100.0%	218,120	831,000	3.81	2.5	14,933,683	-0-
36	FedEx Ground Package System, Inc.	Ft. Myers	FL	2017	100.0%	213,672	1,418,000	6.64	9.2	21,663,635	13,468,857
37	FedEx Ground Package System, Inc.	Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	12.2	30,228,547	18,031,513
38	FedEx Ground Package System, Inc.	Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	10.9	15,204,950	8,711,524
39	Anheuser-Busch, Inc.	Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	821,000	4.44	3.4	12,697,848	-0-
40	Carrier Corporation (United Technologies)	Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	0.5	17,819,203	6,654,972
41	FedEx Ground Package System, Inc.	Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	6.3	19,294,396	8,080,427
42	Carlisle Tire & Wheel Company	Edwardsville (Kansas City)	KS	2003	100.0%	179,280	739,000	4.12	5.1	7,232,986	-0-
43	FedEx Ground Package System, Inc.	Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	5.3	15,870,217	884,380
44	FedEx Ground Package System, Inc.	Covington (New Orleans)	LA	2016	100.0%	175,315	1,262,000	7.20	7.0	18,410,000	11,306,837
45	FedEx Ground Package System, Inc.	Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	3.8	13,762,030	6,451,553
46	Home Depot USA, Inc.	Montgomery (Chicago)	IL	2004	100.0%	171,200	997,000	5.82	2.0	11,298,367	-0-
47	FedEx Ground Package System, Inc.	Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	8.1	19,696,227	5,340,301
48	FedEx Ground Package System, Inc.	Edinburg	TX	2011	100.0%	164,207	1,097,000	6.68	8.3	12,039,014	-0-
49	FedEx Ground Package System, Inc.	Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	6.0	9,965,550	5,734,508
50	Bunzl Distribution Midcentral, Inc.	Kansas City	MO	2015	100.0%	158,417	752,000	4.75	3.3	9,968,451	6,674,809
51	FedEx Ground Package System, Inc.	Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	7.0	12,584,462	3,544,046
52	FedEx Ground Package System, Inc.	Waco	TX	2012	100.0%	150,710	1,078,000	7.15	7.2	12,551,368	4,308,385
53	FedEx Ground Package System, Inc.	Beltsville (Washington, DC)	MD	2001	100.0%	148,881	1,452,000	9.75	10.1	14,512,355	-0-
54	Victory Packaging, L.P.	Fayetteville	NC	1997	100.0%	148,000	502,000	3.39	2.7	5,451,629	-0-
55	FedEx Ground Package System, Inc.	El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	5.3	12,431,192	-0-
56	FedEx Ground Package System, Inc.	Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	6.3	14,127,449	-0-
57	FedEx Ground Package System, Inc.	Cudahy (Milwaukee)	WI	2001	100.0%	139,564	827,000	5.93	9.0	9,382,361	-0-
58	Challenger Lifts, Inc. (Snap-On Inc.)	Louisville	KY	2016	100.0%	137,500	838,000	6.09	7.9	11,304,000	6,623,752
59	FedEx Ground Package System, Inc.	Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	6.3	16,435,478	-0-

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 24

Property Table

(unaudited)

								Rent	Lease Exp.
				Fiscal Year		Square	Annual	Per sf	Term in	Undepreciated		Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost		Balance
60	General Electric Company	Imperial (Pittsburgh)	PA	2016	100.0%	125,860	$1,321,000	$10.50	7.5	$19,950,000		$11,393,300
61	FedEx Ground Package System, Inc.	Wheeling (Chicago)	IL	2003	100.0%	123,000	1,272,000	10.34	8.9	18,537,652		-0-
62	FedEx Ground Package System, Inc.	Altoona	PA	2014	100.0%	122,522	651,000	5.31	5.2	9,008,650		3,352,134
63	FedEx Corporation	Charleston	SC	2018	100.0%	121,683	1,315,000	10.81	14.2	21,519,412		13,857,243
64	FedEx Corporation	Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	4.8	7,792,395		-0-
65	FedEx Corporation	Orlando	FL	2008	100.0%	110,638	666,000	6.02	9.4	8,714,362		3,905,290
66	Bunzl Distribution Oklahoma, Inc.	Oklahoma City	OK	2017	100.0%	110,361	722,000	6.54	6.2	8,728,439		5,638,847
67	Style Crest, Inc.	Winston-Salem	NC	2002	100.0%	106,507	387,000	3.63	2.8	7,238,613		-0-
68	FedEx Ground Package System, Inc.	Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	1.2	10,960,823		-0-
69	FedEx Ground Package System, Inc.	West Chester Twp. (Cincinnati)	OH	1999	100.0%	103,818	543,000	5.23	5.2	5,733,686		-0-
70	FedEx Ground Package System, Inc.	Roanoke	VA	2013	100.0%	103,402	755,000	7.30	4.8	10,200,000		4,514,935
71	Pittsburgh Glass Works, LLC	O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	442,000	4.33	3.0	4,245,913		-0-
72	FedEx Ground Package System, Inc.	Green Bay	WI	2013	100.0%	99,102	468,000	4.72	4.9	6,570,000		2,720,662
73	Holland 1916 Inc.	Liberty (Kansas City)	MO	1998	100.0%	95,898	349,000	3.64	1.0	7,397,881		-0-
74	FedEx Corporation	Jacksonville	FL	1999	100.0%	95,883	533,000	5.56	10.9	6,383,328		-0-
75	FedEx Corporation	Tampa	FL	2006	100.0%	95,662	603,000	6.30	9.4	7,682,572		-0-
76	FedEx Ground Package System, Inc.	Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	0.4	7,614,653		544,221
77	National Oilwell Varco, Inc.	Houston	TX	2010	100.0%	91,295	754,000	8.26	4.3	8,163,278		2,269,158
78	FedEx Corporation	Omaha	NE	1999	100.0%	89,115	446,000	5.00	5.3	5,944,691		-0-
79	Joseph T. Ryerson and Son, Inc.	Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	1.6	6,977,442		-0-
80	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	88,653	605,000	6.82	8.1	6,661,819		426,573
81	CHEP USA, Inc.	Roanoke	VA	2007	100.0%	83,000	500,000	6.02	6.7	7,463,672		-0-
82	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	0.2	6,919,836		-0-
83	RGH Enterprises, Inc. (Cardinal Health)	Halfmoon (Albany)	NY	2012	100.0%	75,000	607,000	8.09	3.4	5,525,600		-0-
84	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	478,000	6.50	8.8	5,177,940		-0-
85	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	2.9	4,673,856		-0-
86	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	605,000	8.66	7.3	6,354,051		499,088
87	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	297,000	4.34	2.3	5,677,982		-0-
88	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	481,000	7.25	5.5	5,551,227		-0-
89	Various Tenants at Retail Shopping Center	Somerset	NJ	1970	100.0%	64,220	807,000	12.57	na	3,072,882		-0-
90	The American Bottling Company (Dr Pepper Snapple)	Cincinnati	OH	2015	100.0%	63,840	481,000	7.53	11.3	6,750,000		-0-
91	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	319,000	5.26	4.3	5,016,518		-0-
92	SOFIVE, Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	558,000	9.24	6.6	4,929,210		1,621,778
93	FedEx Ground Package System, Inc.	Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	4.9	5,220,000		2,180,257
94	Carrier Enterprise, LLC (United Technologies)	Richmond	VA	2004	100.0%	60,000	324,000	5.40	0.4	4,768,309		-0-
95	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	501,000	8.44	3.0	5,363,305		395,869
96	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	1.7	3,494,108		-0-
97	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	485,000	9.49	0.8	4,452,425		-0-
98	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	9.2	4,438,828		-0-
99	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	436,000	9.43	3.2	4,808,329		-0-
100	The American Bottling Company (Dr Pepper Snapple)	Tulsa	OK	2014	100.0%	46,240	262,000	5.67	5.7	3,748,031		1,717,657
101	Heartland Coca-Cola Bottling Company, LLC (Coca-Cola)	Topeka	KS	2009	100.0%	40,000	332,000	8.30	3.3	3,679,843		926,817
102	Collins Aerospace Systems (United Technologies)	Rockford	IL	2015	100.0%	38,833	364,000	9.37	9.0	5,100,000		-0-
103	Foundation Building Materials, LLC	Urbandale (Des Moines)	IA	1994	100.0%	36,270	172,000	4.74	9.5	2,523,644		-0-
104	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	5.8	1,900,691		-0-
105	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	284,000	8.20	9.0	4,133,510		-0-
106	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	9.4	2,000,336		-0-
107	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	4.4	1,977,779		-0-
108	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	1.1	1,885,254		-0-
109	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	162,000	12.96	3.3	1,692,901		-0-
	Total as of 6/30/18				99.6%	20,534,513	$120,383,000	$5.89	7.8	$1,606,006,396	(A)	$665,118,463

(A)	Does not include unamortized debt issuance costs of $8,035,214.

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 24

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), adjusted funds from operations (“AFFO”), net operating income (“NOI”), Same Property NOI, Same Property Cash NOI, and earnings before interest, taxes, depreciation and amortization for real estate, (“EBITDAre”) & (“Adjusted EBITDA”) variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts to exclude for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as interest expense and general and administrative expenses. EBITDAre and Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate the Company’s performance. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, the Company calculates the following non-U.S. GAAP measures as follows:

FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on sale of securities investments. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance and is used by industry analysts and investors as a supplemental operating performance measure of a REIT.

Core FFO is calculated as FFO plus acquisition costs and costs associated with the redemption of preferred stock.

AFFO is calculated as Core FFO, excluding lease termination income, net gain or loss on sale of securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus redemption of preferred stock, preferred dividends, general & administrative expenses, acquisitions costs, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, less dividend and interest income, gain on sale of securities transactions, gain on sale of real estate investments, and lease termination income. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance and other expenses.

Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Property Cash NOI is calculated as the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

EBITDAre, as defined by NAREIT, is net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, redemption of preferred stock, interest expense, including amortization of financing costs, depreciation and amortization, and plus losses (minus gains) on sales of real estate investments.

Adjusted EBITDA is calculated as EBITDAre plus acquisition costs, net amortization of acquired above and below market lease revenue, and plus losses (minus gains) on sale of securities transactions.

FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, as currently calculated by the Company, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 24

FOR IMMEDIATE RELEASE	August 1, 2018
Contact: Susan Jordan
732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE THIRD QUARTER ENDED JUNE 30, 2018

FREEHOLD, NJ, August 1, 2018.              Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $10,323,000 or $0.13 per diluted share for the three months ended June 30, 2018 as compared to $5,217,000 or $0.07 per diluted share for the three months ended June 30, 2017 representing an increase per share of 86%. Core Funds from Operations (Core FFO) were $17,988,000 or $0.23 per diluted share for the three months ended June 30, 2018 as compared to $15,441,000 or $0.21 per diluted share for the three months ended June 30, 2017 representing an increase in Core FFO per share of 10%. Adjusted Funds from Operations (AFFO), for the three months ended June 30, 2018 were $17,348,000 or $0.22 per diluted share versus $13,960,000 or $0.19 per diluted share for the three months ended June 30, 2017 representing an increase in AFFO per share of 16%.

A summary of significant financial information for the three and nine months ended June 30, 2018 and 2017 is as follows:

	Three Months Ended June 30,
	2018	2017
Rental Revenue	$29,256,000	$24,400,000
Reimbursement Revenue	$6,942,000	$4,209,000
Net Operating Income (NOI) (1)	$28,789,000	$24,036,000
Total Expenses	$19,073,000	$14,131,000
Dividend and Interest Income	$3,628,000	$1,899,000
Gain on Sale of Securities Transactions	$-0-	$1,488,000
Gain on Sale of Real Estate Investments	$2,097,000	$-0-
Net Income	$14,571,000	$11,730,000
Net Income Attributable to Common Shareholders	$10,323,000	$5,217,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.13	$0.07
Core FFO (1)	$17,988,000	$15,441,000
Core FFO per Diluted Common Share (1)	$0.23	$0.21
AFFO (1)	$17,348,000	$13,960,000
AFFO per Diluted Common Share (1)	$0.22	$0.19
Dividends Declared per Common Share	$0.17	$0.16

Weighted Avg. Diluted Common Shares Outstanding	79,572,000	73,054,000

	Nine Months Ended June 30,
	2018	2017
Rental Revenue	$85,559,000	$71,292,000
Reimbursement Revenue	$17,003,000	$11,807,000
Lease Termination Income	$210,000	$-0-
Net Operating Income (NOI) (1)	$84,597,000	$70,184,000
Total Expenses	$52,262,000	$41,179,000
Dividend and Interest Income	$9,380,000	$4,631,000
Gain on Sale of Securities Transactions	$111,000	$2,294,000
Gain on Sale of Real Estate Investments	$7,485,000	$-0-
Net Income	$43,846,000	$30,009,000
Net Income Attributable to Common Shareholders	$31,033,000	$16,216,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.40	$0.23
Core FFO (1)	$51,752,000	$41,694,000
Core FFO per Diluted Common Share (1)	$0.66	$0.58
AFFO (1)	$50,667,000	$39,411,000
AFFO per Diluted Common Share (1)	$0.65	$0.55
Dividends Declared per Common Share	$0.51	$0.48

Weighted Avg. Diluted Common Shares Outstanding	78,099,000	71,423,000

A summary of significant balance sheet information as of June 30, 2018 and September 30, 2017 is as follows:

	June 30, 2018	September 30, 2017
Net Real Estate Investments	$1,408,584,000	$1,260,856,000
Securities Available for Sale at Fair Value	$167,594,000	$123,765,000
Total Assets	$1,624,481,000	$1,443,038,000
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$657,083,000	$591,364,000
Loans Payable	$157,793,000	$120,091,000
Total Shareholders’ Equity	$788,914,000	$712,866,000

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 24

Michael P. Landy, President and CEO, commented on the results for the third quarter of fiscal 2018,

“We are pleased to report another strong quarter for Monmouth. During the quarter we:

●	Increased our per share Core FFO to $0.23, representing a 10% increase over the prior year period

●	Increased our per share AFFO to $0.22, representing a 16% increase over the prior year period

●	Increased our Net Income Attributable to Common Shareholders to $0.13 per share, representing an 86% increase over the prior year period

●	Increased our Net Operating Income (NOI) by 20% over the prior year period

●	Increased our Gross Revenue by 31% to $39.8 million, compared to $30.5 million in the prior year period

●	Acquired two, brand new, Class A built-to-suit properties comprising 762,000 square feet, for a cost of $64.4 million

●	Grew our acquisition pipeline over the quarter to four, brand new, Class A build-to-suit properties, representing 1.1 million square feet for a total purchase price of $221.4 million, all net-leased to investment grade tenants

●	Increased our gross leasable area (GLA) by 15% to 20.5 million square feet over the prior year period

●	Maintained our weighted average lease maturity at 7.8 years

●	Increased our occupancy rate by 40 bps sequentially and maintained our sector leading occupancy rate year over year at 99.6% as of the quarter end

●	Renewed 9 of the sixteen leases scheduled to expire in fiscal 2018. These 9 leases consist of 890,000 square feet and result in a 3.9% increase in GAAP rents and a 2.4% increase on a cash basis. These lease renewals have a weighted average lease term of 6.5 years

●	Increased our securities investments by 16% during the quarter to $167.6 million, all attributable to rising prices on our holdings, and

●	Reduced our weighted average interest rate on our fixed rate debt by 10 bps to 4.11% as of the current quarter end, and maintained our weighted average debt maturity on our fixed rate debt at 11.5 years.”

Mr. Landy further stated, “Monmouth has maintained or increased its common stock dividend for 26 consecutive years. We have increased our AFFO per share by 16% over the prior year quarter and by 18% year over year for the nine-month period. With a very conservative 77% AFFO dividend payout ratio this quarter, we remain confident about continuing to provide our shareholders with the high-quality, reliable income streams we have delivered for over a quarter century. This quarter represented our 10th consecutive quarter with an occupancy rate above 99%. At quarter end, our weighted average lease maturity remained 7.8 years, and our weighted average debt maturity remained 11.5 years, providing excellent long-term visibility for continued strong results.”

“Thus far in fiscal 2018, we have acquired five buildings comprising 2.0 million square feet and 260.4 total acres, for a total purchase price of $174.0 million. During the quarter, we acquired two, brand new, Class A built-to-suit properties for an aggregate cost of $64.4 million. One property consists of a 399,000 square foot industrial building, situated on 27.5 acres in Daytona Beach, FL, net-leased for 10 years to B. Braun Medical Inc. Florida consistently ranks as one of our nation’s strongest and most business-friendly states and represents 11% of our property portfolio. The other property is a 363,000 square foot industrial building, situated on 31.3 acres, located in Mobile, AL, and is net-leased to Amazon for 11 years. This property is strategically located at the Port of Mobile, a beneficiary of the recently expanded Panama Canal. With over 400 million tons in shipments last year, the Panama Canal has surpassed all projections. In a similar manner to building out our large ecommerce exposure in anticipation of the digital revolution, we have assembled a portfolio that is very well positioned to benefit from the remaking of the global supply chain.”

“Thus far in fiscal 2018, we have renewed nine of the sixteen leases that were set to expire. These nine lease renewals total 890,000 square feet, representing 58% of the expiring square footage. These lease renewals resulted in a 3.9% rental increase on a GAAP basis, and a 2.4% increase on a cash basis. These nine lease renewals have a weighted average lease term of 6.5 years. Three of the remaining seven properties were sold, generating substantial gains during fiscal 2018. One property has been re-tenanted and one 80,000 square foot lease did not renew. We expect to have more to report on the remaining two properties during the remainder of fiscal 2018.”

“Our REIT securities investments performed very well during the quarter with a total value of $167.6 million at quarter end representing a 16% increase over the prior quarter. All of this increase is attributable to rising prices on our holdings. Our securities investments had an unrealized loss of $8.4 million at quarter end representing a $22.8 million improvement over the prior quarter. Our securities investments generated $3.6 million in dividend income during the quarter representing a 91% increase over the prior year period. At quarter end, our REIT securities investments represented 9.2% of our total undepreciated assets.”

“Our acquisition pipeline grew over the quarter and currently contains four, brand new, Class A build-to-suit industrial buildings. Each of these four properties is net-leased to FedEx Ground Package System, Inc. These properties contain approximately 1.1 million total square feet and are situated on 235.2 total acres. The total purchase price for these four properties is approximately $221.4 million with a weighted average lease term of 13.9 years. We anticipate closing these transactions sometime during the remainder of fiscal 2018 and the first quarter of fiscal 2019. We look forward to reporting continued progress throughout the year.”

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 22 of 24

Monmouth Real Estate Investment Corporation will host its Third Quarter FY 2018 Financial Results Webcast and Conference Call on Thursday, August 2, 2018 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s Third Quarter FY 2018 financial results being released herein will be available on the Company’s website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 3Q2018 Webcast and Earnings Call “Link to Webcast” on the homepage of the Company’s website at www.mreic.reit in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday August 2, 2018. It will be available until November 20, 2018, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10120748. A transcript of the call and the webcast replay will be available at the Company’s website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. The Company specializes in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully-integrated and self-managed real estate company, whose property portfolio consists of 109 properties containing a total of approximately 20.5 million rentable square feet, geographically diversified across 30 states. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs and costs associated with the redemption of preferred stock. We define AFFO as Core FFO, excluding lease termination income, net gain or loss on sale of securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate taxes and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO and AFFO and, accordingly, our FFO, Core FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three and nine months ended June 30, 2018 and 2017:

	Three Months Ended		Nine Months Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017
Net Income Attributable to Common Shareholders	$10,323,000	$5,217,000	$31,033,000	$16,216,000
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	9,123,000	7,279,000	26,386,000	21,333,000
Plus: Amortization of Intangible Assets	417,000	263,000	1,158,000	771,000
Plus: Amortization of Capitalized Lease Costs	222,000	215,000	660,000	633,000
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	(2,097,000)	-0-	(7,485,000)	95,000
FFO Attributable to Common Shareholders	17,988,000	12,974,000	51,752,000	39,048,000
Plus: Acquisition Costs	-0-	-0-	-0-	179,000
Plus: Redemption of Preferred Stock	-0-	2,467,000	-0-	2,467,000
Core FFO Attributable to Common Shareholders	17,988,000	15,441,000	51,752,000	41,694,000
Plus: Depreciation of Corporate Office Capitalized Costs	39,000	39,000	118,000	117,000
Plus: Stock Compensation Expense	97,000	175,000	339,000	441,000
Plus: Amortization of Financing Costs	315,000	283,000	911,000	950,000
Less: Gain on Sale of Securities Transactions	-0-	(1,488,000)	(111,000)	(2,294,000)
Less: Lease Termination Income	-0-	-0-	(210,000)	-0-
Less: Recurring Capital Expenditures	(490,000)	(195,000)	(774,000)	(572,000)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(601,000)	(295,000)	(1,358,000)	(925,000)
AFFO Attributable to Common Shareholders	$17,348,000	$13,960,000	$50,667,000	$39,411,000

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 23 of 24

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the nine months ended June 30, 2018 and 2017:

	Nine Months Ended
	6/30/2018	6/30/2017

Operating Activities	$63,094,000	$50,191,000
Investing Activities	(216,285,000)	(232,827,000)
Financing Activities	149,857,000	(98,637,000)

# # # # #

Third Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 24 of 24